UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2008

MCCORMICK & COMPANY, INCORPORATED

 (Exact name of registrant as specified in its charter)

Maryland	0-748	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland	21152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On March 27, 2008, the Registrant issued a press release and will hold a conference call with analysts to report on the results of operations for the first quarter of fiscal year 2008, which ended on February 29, 2008.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Reports Record Results for First Quarter of 2008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is herewith furnished as an exhibit to this report:

Exhibit Number	Description of Exhibit
99.1	Press release, dated March 27, 2008, of McCormick & Company, Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCCORMICK & COMPANY, INCORPORATED
(Registrant)

Date: March 27, 2008	/s/ Robert W. Skelton
Robert W. Skelton
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press release, dated March 27, 2008, of McCormick & Company, Incorporated.